EXHIBIT 10.24


Summary of Loan Agreement Signed With Agricultural Bank Using the Credit Line Under Comprehensive Agreement 2:

Contract No.:                           (Shenzhen  Longgang)  Nong  Yin  Jie  Zi
                                        (81101200500000299)

Loan Amount (RMB):                      20 million yuan

Contract Term:                          21th March 2005 ~ 21th September 2005

Liabilities  of Breach of Contract:     Breach of contract  penalty;  withdrawal
                                        of loan, prepayment of principal and interest before maturity, attachment of assets; imposition of compound interest;
                                        lawyer's fee and travel cost in case of litigation due to the Company 's breach of contract etc.